Exhibit 3.43

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419389

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF INCORPORATION

To all to Whom these Presents shall Come, Greetings:

WHEREAS, *Articles of Incorporation duly signed and verified of*

JORDAN DRILLING FLUIDS, INC.

have been filed in the office of the Secretary of State as provided by the Laws of the State of Oklahoma.

NOW THEREFORE, *I, the undersigned, Secretary of State of the State of Oklahoma by virtue of the powers vested in me by law, do hereby issue this Certificate of Incorporation.*

IN TESTIMONY WHEREOF, *I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.*

Filed at the City of Oklahoma City, this 14th *day of* May, *A.D. 19* 84

Jeannette B. Edmondson
Secretary of State

By: Brenda J. Young

GREAT SEAL OF THE STATE OF OKLAHOMA 1907

1929A000 05/16/841

50.00

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ARTICLES OF INCORPORATION

OF

JORDAN DRILLING FLUIDS, INC.

BE IT KNOWN that we, the undersigned persons, do hereby voluntarily associate ourselves together for the purpose of forming a private corporation under the laws of the State of Oklahoma and in accordance therewith do hereby certify as follows:

I.

The name of the corporation shall be Jordan Drilling Fluids, Inc.

II.

That the purpose for which the corporation is formed is to carry on, maintain and operate a building and investment business and for said purpose and incident thereto:

(1) To purchase or otherwise acquire, own, operate, hold, manage, sell, exchange or deal in real estate in incorporated towns and cities and additions thereto;

(2) To construct, repair, and maintain buildings and other improvements thereon, and to rent the same and collect and invest the income therefrom;

(3) To acquire, own, hold, sell and dispose of notes, mortgages, and other securities and evidence of indebtedness;

(4) To borrow money and to mortgage, pledge and hypothecate the property of the corporation, or any part thereof, to secure such loans;

(5) To own and hold such real and personal property as may be necessary or convenient for carrying out the purpose of this corporation;

(6) To sue and be sued in its corporate name and capacity;

(7) To buy, acquire, hold, sell and deal in stocks of non-competitive corporations and in bonds, certificates of participation, securities and other interests;

(8) To do generally such things as a natural person might do, which may be necessary or convenient in carrying out the purpose of this corporation.

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III.

The place where the principal business of the corporation is to be transacted is at Ardmore, Oklahoma, with post office address at 1031 McLish Avenue S. W., Ardmore, Oklahoma 73401, and the registered agent is Daniel White Jordan at said address.

IV.

That the term for which the corporation is to exist is fifty (50) years.

V.

That the number of directors of the corporation shall be four (4) and the names and addresses of those who have been selected as directors and who are to serve as such until their successors are elected and qualified are as follows:

Harry A. Spring, 1100 Harmony Lane, Ardmore, Oklahoma
Yvonne M. Spring, 1100 Harmony Lane, Ardmore, Oklahoma
Daniel White Jordan, 1031 McLish S.W., Ardmore, Oklahoma
Kimberlee Simon Cross, 1415 North Glenn, Ardmore, Oklahoma

VI.

The aggregate number of shares which the corporation shall have authority to allot is 50,000 shares, divided into one (1) class. The designation of each class, the number of shares of each class and the par value of the shares of each class are as follows:

CLASS	NUMBER OF SHARES	PAR VALUE
Common	50,000	One Dollar Per Share
Total:	50,000	$50,000.00

VII.

The amount of stated capital with which it will begin business is $500.00, which has been duly paid.

VIII.

The number and class of shares to be allocated by the corporation before it shall begin business and consideration to be received by the corporation therefor are:

CLASS OF SHARES	NUMBER OF SHARES	CONSIDERATION TO BE RECEIVED THEREFOR
Common	500	$500.00

IX.

This stock cannot be transferred, assigned or conveyed to any corporation, partnership, trust, organization or person, and can only be assigned, transferred and conveyed to one of the other stockholders of the company, or redeemed by the corporation itself. Upon the death of any stockholder herein, the stock held by such deceased stockholder at the time of his death, shall be redeemed by the corporation from the estate of such deceased stockholder at either the calculated book value of said stock or the appraised value of such stock, whichever is greater, as of the date of the death of such stockholder.

X.

The number of directors to be elected at the first meeting of shareholders is four (4), but the number of directors may be increased by action of the stockholders at any regular meeting or special meeting called for this purpose, not to exceed nine (9) in number.

IN WITNESS WHEREOF, we have hereunto set our names this 8th day of March, 1984.

(Address)	(Name)
1031 Mc[illegible] SW	[signature]
1100 Harmony Lane Ardmore, OK	[signature]
1100 Harmony Ln, Ardmore, OK	[signature]

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STATE OF OKLAHOMA )
) ss.
COUNTY OF CARTER )

Before me, the undersigned, a Notary Public in and for said county and state, personally appeared on this 8th day of March, 1984, Harry A. Spring, Daniel White Jordan and Yvonne M. Spring, to me known to be the identical persons who executed the within and foregoing instrument, and acknowledged to me that they executed the same as their free and voluntary act and deed for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year last above written.

Jerry Almore
NOTARY PUBLIC

My Commission Expires:
3-29-88

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AFFIDAVIT AS TO PAID-IN CAPITAL

STATE OF OKLAHOMA I
I ss.
COUNTY OF CARTER I

The undersigned, Harry A. Spring, Daniel White Jordan and Yvonne M. Spring, all being of legal age, having first been duly sworn, depose and say as follows:

That the sum of Five Hundred and no/100ths Dollars ($500.00) has been paid in cash to the incorporators of the within mentioned corporation as consideration for the issuance of five hundred (500) shares of its capital stock.

FURTHER AFFIANTS SAYETH NOT.

Daniel White Jordan

[illegible]

Yvonne M. Spring

SUBSCRIBED and sworn to before me this 8th day of March, 1984.

Jerry Almon

NOTARY PUBLIC

My Commission Expires:

3-29-88

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FEE: $25.00

Change or Designation of Registered Agent and/or Location of Registered Office

(Oklahoma Corporation)

FILED
MAY 14 1996
OKLAHOMA SECRETARY OF STATE

FOR OFFICE USE ONLY

FILE IN DUPLICATE
PLEASE PRINT CLEARLY

PLEASE NOTE: This form **MUST** be filed with a letter from the Oklahoma Tax Commission stating the franchise tax has been paid by the corporation for the current fiscal year, with the exception of not for profit corporations.

DB 419389-1

TO: THE OKLAHOMA SECRETARY OF STATE, 101 State Capitol, Oklahoma City, OK 73105

The undersigned, for the purpose of changing its registered agent and/or registered office pursuant to Section 1023/1026 of the Oklahoma General Corporation Act, hereby certifies:

1. The name of the corporation is: JORDAN DRILLING FLUIDS, INC.

2. The location of the registered office of this corporation is:

Street Address (P.O. Boxes are **not** acceptable.)	City	County	Zip Code
110 West Main Street	Ardmore,	Carter County, Oklahoma	73402

3. The name of the registered agent at such address upon whom process against this corporation may be served is:

APR 15 1996

Mike Mordy

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its ______ President and attested by its ______ Secretary, this 8th day of April, 19 96.

by [signature] President — Daniel W. Jordan (Please print name)

MAY 14 1996

ATTEST:

by [signature] Secretary — Kimberlee S. Jordan (Please print name)

(FM0056-7/94)

FRX
06011

7310010001

ROBERT E. ANDERSON, Chairman
ROBERT V. CULLISON, Vice-chairman
DON KILPATRICK, Sec'y-member

OKLAHOMA TAX COMMISSION
STATE OF OKLAHOMA
2501 LINCOLN BLVD.
OKLAHOMA CITY, OKLAHOMA 73194

BUSINESS TAX
DIVISION
REGISTRATION SECTION
(405) 521-3161
FEI: 731215395

BOA 03/27/96

SECRETARY OF STATE
ROOM 101, STATE CAPITOL BUILDING
OKLAHOMA CITY, OK. 73105

RE: JORDAN DRILLING FLUIDS, INC.

QUALIFICATION DATE: 05/14/84

DEAR SECRETARY:

THIS IS TO CERTIFY THAT THE FILES OF THIS OFFICE SHOW THE REFERENCED CORPORATION HAS FILED A FRANCHISE TAX RETURN FOR THE FISCAL YEAR ENDING JUNE 30, 1996 AND HAS PAID THE FRANCHISE TAX AS SHOWN BY SAID RETURN.

NO CERTIFICATION IS MADE AS TO ANY CORPORATE FRANCHISE TAXES WHICH MAY BE DUE BUT NOT YET ASSESSED, NOR WHICH HAVE BEEN ASSESSED AND PROTESTED.

THIS LETTER MAY NOT THEREFORE BE ACCEPTED FOR PURPOSES OF DISSOLUTION OR WITHDRAWAL.

SINCERELY,

OKLAHOMA TAX COMMISSION

W. E. Wrinten

BUSINESS TAX DIVISION

REGISTRATION SECTION

DB 419389 - 002

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OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

AMENDED
CERTIFICATE OF INCORPORATION

WHEREAS, the Amended Certificate of Incorporation of,

ANCHOR DRILLING FLUIDS USA, INC.

has been filed in the office of the Secretary of State as provided by the laws of the State of Oklahoma.

***NOW THEREFORE, I,** the undersigned, Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filing.*

***IN TESTIMONY WHEREOF, I** hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.*

GREAT SEAL OF THE STATE OF OKLAHOMA 1907

Filed in the City of Oklahoma City this 17TH day of SEPTEMBER, 1996.

Tom Cole

Secretary of State

By: Bettie McAlister

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FEE: $50.00
(Minimum)

FILE IN DUPLICATE

PRINT CLEARLY

SOS CORP. KEY: ____________

AMENDED CERTIFICATE OF INCORPORATION

(After Receipt of Payment of Stock)

RECEIVED
SEP 17 10 23 AM '96
SECRETARY OF STATE
OKLAHOMA

FILED
SEP 17 1996
OKLAHOMA SECRETARY OF STATE

FOR OFFICE USE ONLY

PLEASE NOTE: This form MUST be filed with a letter from the Oklahoma Tax Commission stating the franchise tax has been paid for the current fiscal year. If the authorized capital is increased in excess of fifty thousand dollars ($50,000.00), the filing fee shall be an amount equal to one-tenth of one percent (1/10 of 1%) of such increase.

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA, 101 State Capitol Bldg., Oklahoma City, OK 73105:

The undersigned Oklahoma corporation, for the purpose of amending its certificate of incorporation as provided by Section 1077 of the Oklahoma General Corporation Act, hereby certifies:

1. A. The name of the corporation is: JORDAN DRILLING FLUIDS, INC.

B. As amended: The name of the corporation has been changed to:

ANCHOR DRILLING FLUIDS USA, INC.

2. A. No change, as filed x .
B. As amended: The address of the registered office in the State of Oklahoma and the name of the registered agent at such address is:

NAME | STREET ADDRESS (P.O. BOXES ARE NOT ACCEPTABLE) | CITY | COUNTY | ZIP CODE

3. A. No Change, as filed x .
B. As amended: The duration of the corporation is: ____________

4. A. No change, as filed x .
B. As amended: The purpose or purposes for which the corporation is formed are:

5. A. No change, as filed x .
B. As amended: The aggregate number of the authorized shares, itemized by class, par value of shares, shares without par value, and series, if any, within a class is:

NUMBER OF SHARES	SERIES	PAR VALUE PER SHARE
Common 500		$1.00
Preferred ____		____

TOTAL NO. SHARES: 500 TOTAL AUTHORIZED CAPITAL: $500.00

That at a meeting of the Board of Directors, a resolution was duly adopted setting forth the foregoing proposed amendment(s) to the Certificate of Incorporation of said corporation, declaring said amendment(s) to be advisable and calling a meeting of the shareholders of said corporation for consideration thereof.

That thereafter, pursuant to said resolution of its Board of Directors, a meeting of the shareholders of said corporation was duly called and held, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment(s).

SUCH AMENDMENT(S) WAS DULY ADOPTED IN ACCORDANCE WITH 18 O.S., §1077.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its _____ President and attested by its _____ Secretary, this _____ day of September _____, 19 96 .

By _____ President

DANIEL JORDAN

(PLEASE PRINT NAME)

ATTEST:

_____ Secretary

KIMBERLEE SIMON JORDAN

(PLEASE PRINT NAME)

(SOS FORM 0004-11/86)

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OKLAHOMA TAX COMMISSION

STATE OF OKLAHOMA

440 S. HOUSTON, SUITE 501
TULSA, OKLAHOMA 74127

DIVISION

September 13, 1996

Secretary of State
Room 101, State Capital Building
Oklahoma City OK 73105

RE: JORDAN DRILLING FLUIDS, INC.

Qualification Date: 05 14 1984

Dear Secretary:

This is to certify that the records of this office show the referenced corporation has filed a Franchise Tax return of the fiscal year and ending June 30, 1997 and has paid the Franchise Tax as shown by said return.

No certification is made as to any corporate Franchise Taxes which may be due but not yet assessed, nor which have been assessed and protested.

This letter may not therefore be accepted for purposes of dissolution or withdrawal.

Sincerely,

OKLAHOMA TAX COMMISSION

Business Tax Division

Registration Section

REMITTANCES SHOULD BE MADE TO THE OKLAHOMA TAX COMMISSION AND REFER TO DIVISION

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DB 419389-3

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

AMENDED
CERTIFICATE OF INCORPORATION

WHEREAS, the Amended Certificate of Incorporation of

ANCHOR DRILLING FLUIDS USA, INC.

has been filed in the office of the Secretary of State as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, *the undersigned, Secretary of State of the State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this certificate evidencing such filing.*

IN TESTIMONY WHEREOF, *I hereunto set my hand and cause to be affixed the Great Seal of the State of Oklahoma.*

Filed in the City of Oklahoma City this 7TH day of OCTOBER, 1996.

Secretary of State

By:

FEE: $50.00
(Minimum)

FILE IN DUPLICATE

PRINT CLEARLY

SOS CORP. KEY: ____________

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AMENDED CERTIFICATE OF INCORPORATION

(After Receipt of Payment of Stock)

FILED
OCT - 7 1996
OKLAHOMA SECRETARY OF STATE
FOR OFFICE USE ONLY

PLEASE NOTE: This form MUST be filed with a letter from the Oklahoma Tax Commission stating the franchise tax has been paid for the current fiscal year. If the authorized capital is increased in excess of fifty thousand dollars ($50,000.00), the filing fee shall be an amount equal to one-tenth of one percent (1/10 of 1%) of such increase.

TO THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA, 101 State Capitol Bldg., Oklahoma City, OK 73105:

The undersigned Oklahoma corporation, for the purpose of amending its certificate of incorporation as provided by Section 1077 of the Oklahoma General Corporation Act, hereby certifies:

1. A. The name of the corporation is: JORDAN DRILLING FLUIDS, INC.

   B. As amended: The name of the corporation has been changed to:

   ANCHOR DRILLING FLUIDS USA, INC. (previously changed on 9/17/96)

2. A. No change, as filed X.
   B. As amended: The address of the registered office in the State of Oklahoma and the name of the registered agent at such address is:

NAME	STREET ADDRESS (P.O. BOXES ARE NOT ACCEPTABLE)	CITY	COUNTY	ZIP CODE

3. A. No Change, as filed ______.
   B. As amended: The duration of the corporation is: Perpetual

4. A. No change, as filed x.
   B. As amended: The purpose or purposes for which the corporation is formed are:

RECEIVED
OCT - 7 1996
OKLAHOMA SECRETARY OF STATE

5. A. No change, as filed X.
   B. As amended: The aggregate number of the authorized shares, itemized by class, par value of shares, shares without par value, and series, if any, within a class is:

NUMBER OF SHARES	SERIES	PAR VALUE PER SHARE
Common ____________		____________
Preferred ____________		____________

TOTAL NO. SHARES: ____________ TOTAL AUTHORIZED CAPITAL: ____________

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That at a meeting of the Board of Directors, a resolution was duly adopted setting forth the foregoing proposed amendment(s) to the Certificate of Incorporation of said corporation, declaring said amendment(s) to be advisable and calling a meeting of the shareholders of said corporation for consideration thereof.

That thereafter, pursuant to said resolution of its Board of Directors, a meeting of the shareholders of said corporation was duly called and held, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment(s).

SUCH AMENDMENT(S) WAS DULY ADOPTED IN ACCORDANCE WITH 18 O.S., §1077.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by its ______ President and attested by its ______ Secretary, this 3rd day of September, 19 96.

By [signature] DAN JORDAN President
(PLEASE PRINT NAME)

ATTEST:
[signature] Secretary
Kimberlee Jordan
(PLEASE PRINT NAME)

(SOS FORM 0004-11/86)

FRX
06011

7 3 5 1 1 7 7 0 0 0 3

ROBERT E. ANDERSON, Chairman
ROBERT V. CULLISON, Vice-chairman
DON KILPATRICK, Sec'y-member

OKLAHOMA TAX COMMISSION
STATE OF OKLAHOMA
2501 LINCOLN BLVD.
OKLAHOMA CITY, OKLAHOMA 73194

BUSINESS TAX
DIVISION
REGISTRATION SECTION
(405) 521-3161
FEI: 731215395

BOA

09/10/96

SECRETARY OF STATE
ROOM 101, STATE CAPITOL BUILDING
OKLAHOMA CITY, OK. 73105

RE: JORDAN DRILLING FLUIDS, INC.

QUALIFICATION DATE: 05/14/84

DEAR SECRETARY:

THIS IS TO CERTIFY THAT THE FILES OF THIS OFFICE SHOW THE REFERENCED CORPORATION HAS FILED A FRANCHISE TAX RETURN FOR THE FISCAL YEAR ENDING JUNE 30, 1997 AND HAS PAID THE FRANCHISE TAX AS SHOWN BY SAID RETURN.

NO CERTIFICATION IS MADE AS TO ANY CORPORATE FRANCHISE TAXES WHICH MAY BE DUE BUT NOT YET ASSESSED, NOR WHICH HAVE BEEN ASSESSED AND PROTESTED.

THIS LETTER MAY NOT THEREFORE BE ACCEPTED FOR PURPOSES OF DISSOLUTION OR WITHDRAWAL.

SINCERELY,

OKLAHOMA TAX COMMISSION

W. E. Winters

BUSINESS TAX DIVISION

REGISTRATION SECTION

OFFICE OF THE SECRETARY OF STATE

STATE OF OKLAHOMA

CERTIFICATE OF MERGER

WHEREAS,

ANCHOR DRILLING FLUIDS USA, INC.

a corporation organized under the laws of the State of OKLAHOMA, has filed in the office of the Secretary of State duly authenticated evidence of a merger whereby said corporation is the survivor, as provided by the laws of the State of Oklahoma.

NOW THEREFORE, I, *the undersigned Secretary of State of Oklahoma, by virtue of the powers vested in me by law, do hereby issue this Certificate evidencing such merger.*

IN TESTIMONY WHEREOF, *I have hereunto set my hand and caused to be affixed the Great Seal of the State of Oklahoma.*

GREAT SEAL OF THE STATE OF OKLAHOMA 1907

Filed in the City of Oklahoma City this 21st day of February, 2007, .

M. Susan Savage

Secretary Of State

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is made and entered into as of February 12, 2007, by and among Anchor Drilling Fluids USA, Inc., an Oklahoma corporation (“Surviving Company”), Jordan Drilling Fluids, Inc. (“Jordan”), an Oklahoma corporation, and Ozark Mud and Chemical, Inc. (“Ozark”), an Arkansas corporation.

WHEREAS, Surviving Company, Jordan and Ozark are corporations, each organized and existing under the laws of the states of Oklahoma, Oklahoma and Arkansas, respectively;

WHEREAS, the respective boards of directors and shareholders of Surviving Company, Jordan and Ozark have each determined that it is advisable and in the best interests of Jordan, Ozark and Surviving Company that Jordan and Ozark be merged with and into Surviving Company (the “Merger”) upon the terms and conditions set forth herein; and

WHEREAS, Surviving Company, Jordan and Ozark are sometimes referred to hereinafter collectively as the “constituent entities.”

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereby agree, in accordance with the applicable provisions of the laws of the states of Oklahoma and Arkansas and subject to the terms and conditions set forth herein, that Jordan and Ozark shall be merged with and into Surviving Company and such parties further hereby adopt and agree to the following agreements, terms and conditions relating to the Merger and the mariner of carrying the same into effect:

1. Recitals. The foregoing recitals to this Merger Agreement are incorporated in and made a part of this Merger Agreement.

2. Terms and Conditions of Merger.

2.1 Surviving Company. Upon the terms hereof, and in accordance with the provisions of the General Corporation Act of the state of Oklahoma and the Business Corporation Act of 1987 of the state of Arkansas, effective immediately upon the filing of (i) the Certificate of Merger related to this Merger Agreement with respect to Jordan and Surviving Corporation with the Secretary of State of the State of Oklahoma, (ii) the Certificate of Merger related to this Merger Agreement with respect to Ozark and Surviving Company with the Secretary of State of the state of Oklahoma and (iii) the certified copy of the Certificate of Merger referenced in the foregoing clause (ii) with the Secretary of State of the State of Arkansas (the “Effective Time”), each of Jordan and Ozark shall be merged with and into Surviving Company, and Surviving Company shall be the surviving company. Upon consummation of the Merger at the Effective Time, the Surviving Company shall continue to be governed by the laws of the State of Oklahoma and its name shall continue to be “Anchor Drilling Fluids USA, Inc.,” and the separate organization and existence of Jordan and Ozark shall cease.

2.2 Surrender and Cancellation of Jordan’s and Ozark’s Shares. Upon consummation of the Merger at the Effective Time, all shares of capital stock of Jordan and Ozark shall be surrendered to the Surviving Company and cancelled.

3. Certificate and Articles of Merger; Effect of Merger.

3.1 Certificate and Articles of Merger. The Merger shall be consummated in accordance with the terms and conditions of this Merger Agreement, the Certificates of Merger which are to be filed with the Secretary of State of the State of Oklahoma (the “Oklahoma Certificates”) and the certified copy of the Certificate of Merger with respect to Ozark (the “Arkansas Certificate,” and together with the Oklahoma Certificates, the “Certificates”) filed with the Secretary of State of the State of Arkansas, each of which is hereby incorporated into this Merger Agreement by reference.

3.2 Effect of Merger. Upon consummation of the Merger at the Effective Time; (i) Jordan and Ozark shall cease; (ii) the title to all assets, property, estate, property rights, privileges, powers and franchise assets and/or other rights owned by each of the constituent entities shall be vested in the Surviving Company without reversion or impairment, in each case subject to any and all existing liens and security interests to which any of the foregoing may be subject; and (iii) all indebtedness, liabilities and obligations of any kind of each of the constituent entities shall vest in, and by operation of law shall be effectively assumed by, the Surviving Company.

4. Additional Terms and Conditions.

4.1 Certificate of Incorporation. Effective as of the Effective Time, the Certificate of Incorporation of Surviving Company shall be unchanged.

4.2 Bylaws. Effective as of the Effective Time, the Bylaws of Surviving Company shall be unchanged.

4.3 Board of Directors and Officers. Effective as of the Effective Time, the board of directors and officers of the Surviving Company shall be unchanged.

5. Miscellaneous.

5.1 Entire Agreement; Amendment. This Merger Agreement (including the Certificates incorporated herein by reference) contains the entire agreement between the parties hereto, and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. This Merger Agreement may be modified, supplemented or amended only by a writing duly executed by both parties in accordance with applicable provisions of the General Corporation Act of the state of Oklahoma and the Business Corporation Act of 1987 of the state of Arkansas.

5.2 Execution in Counterparts. This Merger Agreement may be executed in one or more counterparts, all of which shall be considered one and the same documents, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

IN WITNESS WHEREOF, each of the undersigned has caused this Merger Agreement to be executed on its behalf as of the date first above written.

ANCHOR DRILLING FLUIDS USA, INC.

		By:	/s/ Phillip West
		Name:	Phillip West
		Title:	President

Attested to:

By:	/s/ Robert West
Name:	Robert West
Title:	Assistant Secretary

JORDAN DRILLING FLUIDS, INC.

		By:	/s/ Phillip West
		Name:	Phillip West
		Title:	President

Attested to:

By:	/s/ Robert West
Name:	Robert West
Title:	Assistant Secretary

OZARK MUD AND CHEMICAL, INC.

		By:	/s/ Phillip West
		Name:	Phillip West
		Title:	President

Attested to:

By:	/s/ Robert West
Name:	Robert West
Title:	Assistant Secretary

CERTIFICATE OF MERGER OR CONSOLIDATION

TO:	OKLAHOMA SECRETARY OF STATE 2300 N. Lincoln Blvd., Room 101, State Capital Building Oklahoma City, Oklahoma 73105-4897 (405) 521-3912

A.	The Agreement of Merger or Consolidation, ATTACHED HERETO, has been adopted, approved, certified, executed, and acknowledged by each of the constituent corporations in accordance with the laws under which it is formed, and, in the case of an Oklahoma corporation, in the same manner as is provided in Title 18, Section 1081.

IN WITNESS WHEREOF, the surviving or resulting corporation has caused this certificate of merger or consolidation to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary this 12th day of February, 2007.

/s/ Phillip West
By its President

Phillip West
Please Print Name

ATTEST:

/s/ Robert A. West
By its Assistant Secretary

Robert A. West
Please Print Name

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